EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports Strong Fourth-Quarter and Annual Results

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

      Irvine, Calif. (Feb. 27, 2007) - Sun Healthcare Group, Inc. (NASDAQ GM: SUNH) today announced results for the fourth quarter and year ended Dec. 31, 2006.

Consolidated Earnings
      For the quarter ended Dec. 31, 2006, Sun reported total net revenues of $268.3 million and net income of $20.5 million or $0.62 per fully-diluted share, based on 33.1 million weighted-average shares outstanding. For the comparable quarter ended Dec. 31, 2005, total net revenues were $216.5 million and net income was $11.7 million or $0.65 per fully-diluted share, based on 18.1 million weighted-average shares outstanding.

      From continuing operations for the quarter ended Dec. 31, 2006, Sun reported income of $10.6 million or $0.32 per fully-diluted share, as compared to income from continuing operations of $2.7 million or $0.15 per fully-diluted share for the same period in 2005.

      Comparing the quarter ended Dec. 31, 2006, to the same period in 2005, including the historical operating results for Peak Medical Corporation on a pro forma basis for the 2005 quarter and adjusting for charges and credits for releases of prior year insurance reserves and purchase accounting adjustments, Sun reported (see attached tables for 2005 pro forma results and such adjustments):
•	revenue increased $10.5 million, or 4.1 percent, to $268.3 million from $257.8 million;
•	EBITDAR increased $8.0 million, or 41.0 percent, to $27.4 million from $19.4 million;
•	EBITDAR margin for 2006 was 10.2 percent compared to 7.5 percent in 2005;
•	EBITDA increased $6.6 million, or 96.1 percent, to $13.5 million from $6.9 million;
•	EBITDA margin for 2006 was 5.0 percent compared to 2.7 percent in 2005;
•	pre-tax income increased $6.7 million to $5.9 million from a loss of $0.8 million; and
•	income from continuing operations increased $9.3 million to $8.5 million from a loss of $0.8 million.

      For the year ended Dec. 31, 2006, Sun reported total net revenues of $1,045.6 million and net income of $29.6 million or $0.93 per fully-diluted share, based on 31.8 million weighted-average shares outstanding. For the comparable year ended Dec. 31, 2005, total net revenues were $765.8 million with net income of $24.8 million or $1.55 per fully-diluted share, based on 16.0 million weighted-average shares outstanding.

      From continuing operations for the year ended Dec. 31, 2006, Sun reported income of $17.2 million or $0.54 per fully-diluted share, as compared to a loss from continuing operations of $2.0 million or a loss of $0.12 per fully-diluted share, for the same period in 2005.

      Comparing the year ended Dec. 31, 2006, to the same period in 2005, including the historical operating results for Peak on a pro forma basis for 2005 and adjusting for charges and credits for releases of prior year insurance reserves, purchase accounting adjustments, gains on sales of assets and other non-operating adjustments, as described in the attached tables, Sun reported:
•	revenue increased $54.7 million, or 5.5 percent, to $1,045.6 million from
$990.9 million;
•	EBITDAR increased $14.2 million, or 17.0 percent, to $98.0 million from $83.8 million;

•	EBITDAR margin for 2006 was 9.4 percent compared to 8.5 percent in 2005;
•	EBITDA increased $11.1 million, or 34.0 percent, to $43.8 million from $32.7 million;
•	EBITDA margin for 2006 was 4.2 percent compared to 3.3 percent in 2005;
•	pre-tax income increased $10.7 million to $10.3 million from a loss of $0.4 million;
•	income from continuing operations increased $9.4 million to $9.8 million from
$0.4 million;
•	net income increased $6.0 million, or 151.1 percent, to $9.9 million from $3.9 million; and
•	income from continuing operations per fully-diluted share increased $0.29 to $0.31 from $0.02.

      "The company finished the year with a strong fourth quarter. For the full year, we have exceeded the expectations established with our guidance even after our upward revision of that guidance in our third-quarter earnings release,” said Richard K. Matros, Sun’s chairman and chief executive officer. “The acquisition of Harborside Healthcare Corporation is proceeding as expected with an anticipated close in the next few months. Given the continued improvement in Sun’s operating performance and Harborside’s strong historical performance, we look forward to the opportunities presented by the new combined platform," Matros continued.

Inpatient Business
      Comparing the quarter ended Dec. 31, 2006, to the same period in 2005, including the historical operating results for Peak on a pro forma basis for the 2005 quarter and adjusting for certain items as described above and in the accompanying tables, Sun reported:
•	revenue increased $9.6 million, or 4.4 percent, to $226.2 million from $216.6 million;
•	net segment EBITDAR increased $5.4 million, or 17.4 percent, to $36.4 million from $31.0 million;
•	net segment EBITDAR margin for 2006 was 16.1 percent compared to 14.3 percent in 2005;
•	net segment EBITDA increased $3.9 million, or 21.1 percent, to $22.7 million from $18.8 million;
•	net segment EBITDA margin for 2006 was 10.1 percent compared to 8.7 percent in 2005; and
•	net segment income increased $4.8 million, or 39.6 percent, to $17.1 million from $12.3 million.

      The revenue gain of $9.6 million was primarily attributable to:
•	a 60 basis point improvement in Medicare patient mix going from 13.3 percent in fourth-quarter 2005 to 13.9 percent in fourth-quarter 2006, or $2.7 million in revenues;
•	a 6.9 percent increase in our LTC Part A Medicare rates from $335.57 in fourth- quarter 2005 to $358.76 in fourth-quarter 2006, or $3.4 million in revenues; and
•	an increase of $3.7 million in revenue for Medicaid and commercial insurance from fourth-quarter 2005 as compared to fourth-quarter 2006.

      "Our core inpatient business continues to show improvement in the margin primarily as a result of our initiatives to move up the acuity continuum. As our short-term rehabilitation units open in 2007, we expect to see this trend continue," said Matros.

2007 Guidance
      For 2007, excluding the pending acquisition of Harborside Healthcare Corporation, Sun expects that its total revenues will be approximately $1,100 million to $1,110 million. EBITDAR is expected to be approximately $110 million to $114 million and EBITDA is expected to be approximately $54 million to $58 million. Annual depreciation and amortization is expected to be approximately $17 million to $18 million. Annual net interest expense is expected to be approximately $10 million, which includes estimated annual interest income on short-term investments anticipated to be used in the acquisition of Harborside. Pre-tax earnings are expected to be approximately $28 million to $30 million. Assuming an effective income tax rate of approximately 40 percent and assumes no impact of possible net operating loss carry-forwards, net income is expected to be approximately $16.5 million to $18 million ($0.38 per basic share to $0.42 per basic share). This guidance does not include certain assets that were reclassified as held for sale in the fourth quarter of 2006 and had revenues of $49.5 million and EBITDA of $4.7 million during 2006. This guidance also assumes, among other things, no additional acquisitions, a stable Medicaid reimbursement environment and no net changes in the Medicare reimbursement environment.

      Following the completion of the Harborside acquisition, Sun will update guidance to reflect Harborside’s anticipated contribution through year end as well as the impact of the financings associated with the transaction.

Conference Call
      Sun’s senior management will hold a conference call to discuss the Company’s 2006 operating results on Wednesday, Feb. 28, 2007, at 1 p.m. EST / 10 a.m. PST. To listen to the conference call, dial (877) 516-8526 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. EST on Feb. 28 until midnight EST on March 7, by calling
(800) 642-1687 and using access code 8095156.

About Sun Healthcare Group, Inc.
      Sun Healthcare Group, Inc., with executive offices in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care facilities in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, hospice services through SolAmor Hospice and medical staffing through CareerStaff Unlimited, Inc.

      Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate," "expect," "hope," "intend," "may" and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; our ability to generate cash flow sufficient to operate our business; our ability to complete the acquisition of Harborside Healthcare Corporation and integrate its operations; increasing labor costs and the shortage of qualified healthcare personnel; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which are available on Sun’s web site, www.sunh.com.
      The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
      EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. In addition, the adjustments to EBITDA, EBITDAR, pre-tax income and income from continuing operations discussed in this press release and shown in the accompanying tables are non-GAAP adjustments.
      Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc.,

101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information on its public reference room.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2006	December 31, 2005

ASSETS

Current assets:
Cash and cash equivalents	$131,935	$16,641
Restricted cash	32,752	25,142
Accounts receivable, net	117,091	123,639
Assets held for sale	7,172	1,897
Other current assets	10,324	13,898

Total current assets	299,274	181,217

Property and equipment, net	217,544	187,734
Restricted cash, non-current	29,083	35,517
Goodwill	55,092	81,265
Intangible assets, net	13,691	19,335
Other assets, net	6,739	7,238

Total assets	$621,423	$512,306

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$43,400	$45,115
Accrued compensation and benefits	42,723	42,393
Accrued self-insurance obligations, current	48,689	37,238
Liabilities held for sale	1,672	-
Other accrued liabilities	42,607	52,401
Capital leases, current	494	11,204
Current portion of long-term debt:
Company obligations	22,780	21,237
Clipper partnerships	736	34,415

Total current liabilities	203,101	244,003

Accrued self-insurance obligations, net of current	81,559	109,953
Long-term debt, net of current portion:
Company obligations	100,763	115,094
Clipper partnerships	49,392	15,829
Other long-term liabilities	34,905	30,322

Total liabilities	469,720	515,201

Stockholders' equity (deficit)	151,703	(2,895)
Total liabilities and stockholders' equity (deficit)	$621,423	$512,306

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2006	December 31, 2005
	(unaudited)	(unaudited)

Total net revenues	$268,304	$216,539
Costs and expenses:
Operating salaries and benefits	155,030	129,185
Self-insurance for workers' compensation and general and professional liability insurance	2,783	2,105
Operating administrative costs	6,978	6,435
Other operating costs	54,661	43,983
Facility rent expense	14,435	10,755
General and administrative expenses	13,503	13,679
Depreciation	1,735	1,332
Amortization	1,521	1,317
Provision for losses on accounts receivable	5,209	2,258
Interest, net	4,364	3,321
Loss (gain) on sale of assets, net	17	(494)
Restructuring costs, net	-	10
Total costs and expenses	260,236	213,886

Income before income taxes and discontinued operations	8,068	2,653
Income tax benefit	(2,550)	(12)
Income from continuing operations	10,618	2,665

Discontinued operations:
Income from discontinued operations, net of related tax benefit of $1,627 for the three months ended December 31, 2006	2,256	9,706
Gain (loss) on disposal of discontinued operations, net of related tax expense of $919 for the three months ended December 31, 2006	7,579	(705)
Income from discontinued operations, net	9,835	9,001

Net income	$20,453	$11,666

Basic income per common and common equivalent share:
Income from continuing operations	$0.32	$0.15
Income from discontinued operations, net	0.30	0.50
Net income	$0.62	$0.65

Diluted income per common and common equivalent share:
Income from continuing operations	$0.32	$0.15
Income from discontinued operations, net	0.30	0.50
Net Income	$0.62	$0.65

Weighted average number of common and common equivalent shares outstanding:
Basic	32,750	17,957
Diluted	33,069	18,054

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

Total net revenues	$1,045,637	$765,782
Costs and expenses:
Operating salaries and benefits	598,516	461,425
Self-insurance for workers' compensation and general and professional liability insurance	32,694	26,061
Operating administrative costs	27,986	23,552
Other operating costs	218,789	147,311
Facility rent expense	54,192	38,130
General and administrative expenses	49,856	47,195
Depreciation	8,705	4,053
Amortization	6,161	4,336
Provision for losses on accounts receivable	11,124	3,369
Interest, net	18,506	11,837
Loss on extinguishment of debt, net	-	408
Loss on sale of assets, net	172	383
Loss on asset impairment	-	361
Restructuring costs, net	-	122
Loss on contract termination	975	-
Total costs and expenses	1,027,676	768,543

Income (loss) before income taxes and discontinued operations	17,961	(2,761)
Income tax expense (benefit)	803	(786)
Income (loss) from continuing operations	17,158	(1,975)

Discontinued operations:
Income from discontinued operations	5,226	17,847
Gain on disposal of discontinued operations, net of related tax benefit of $785 for the year ended December 31, 2006	7,204	8,889
Income from discontinued operations, net	12,430	26,736

Net income	$29,588	$24,761

Basic income (loss) per common and common equivalent share:
Income (loss) from continuing operations	$0.54	$(0.12)
Income from discontinued operations, net	0.40	1.67
Net income	$0.94	$1.55

Diluted income (loss) per common and common equivalent share:
Income (loss) from continuing operations	$0.54	$(0.12)
Income from discontinued operations, net	0.39	1.67
Net income	$0.93	$1.55

Weighted average number of common and common equivalent shares outstanding:
Basic	31,638	16,003
Diluted	31,788	16,003

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2006	December 31, 2005
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$20,453	$11,666
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation	1,924	1,572
Amortization	1,669	1,495
Amortization of favorable and unfavorable lease intangibles	321	(379)
Provision for losses on accounts receivable	5,566	2,585
(Gain) loss on disposal of discontinued operations, net	(7,579)	705
Loss (gain) on sale of assets, net	17	(493)
Transaction costs	-	1,100
Restricted stock and stock option compensation	587	320
Other, net	53	911
Changes in operating assets and liabilities, net of acquisitions	(16,483)	(12,922)
Net cash provided by operating activities	6,528	6,560

Cash flows from investing activities:
Capital expenditures, net	(8,075)	(5,617)
Proceeds from sale of assets held for sale	21,067	1,337
Acquisitions, net	-	(12,411)
Net cash provided by (used for) investing activities	12,992	(16,691)

Cash flows from financing activities:
Net payments under Revolving Loan Agreement	(25,061)	(21,048)
Long-term debt borrowings	34,300	-
Long-term debt repayments	(35,021)	(1,459)
Distribution of partnership equity	(24)	-
Principal payments under capital lease obligation	(251)	-
Net proceeds from issuance of common stock	121,741	-
Net proceeds from issuance of common stock from the exercise of employee stock options	-	38,428
Net cash provided by financing activities	95,684	15,921

Net increase in cash and cash equivalents	115,204	5,790
Cash and cash equivalents at beginning of period	16,731	10,851
Cash and cash equivalents at end of period	$131,935	$16,641

Supplemental Disclosures:
Non-cash investing and financing activities:
A capital lease obligation of $11,200 was converted in 2006 to an operating lease.
A capital lease obligation of $879 was incurred in 2006 when we entered into a lease for new equipment.
Capital lease obligations of $1,630 were incurred in 2006 when we entered into new equipment leases.
Cash and cash equivalents at December 31, 2006 includes $101.9 million in remaining proceeds received from the equity offering in December 2006.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

Cash flows from operating activities:
Net income	$29,588	$24,761
Adjustments to reconcile net income to net cash provided by
(used for) operating activities, including discontinued operations:
Depreciation	9,569	4,876
Amortization	6,822	5,101
Amortization of favorable and unfavorable lease intangibles	(813)	(1,714)
Provision for losses on accounts receivable	12,781	5,009
(Gain) loss on disposal of discontinued operations, net	(7,204)	(8,889)
Loss on sale of assets, net	172	384
Loss on extinguishment of debt, net	-	408
Loss on asset impairment	-	361
Transaction costs	-	1,100
Restricted stock and stock option compensation	2,326	1,303
Other, net	69	1,010
Changes in operating assets and liabilities, net of acquisitions	(43,491)	(42,023)
Net cash provided by (used for) operating activities	9,819	(8,313)

Cash flows from investing activities:
Capital expenditures, net	(22,158)	(17,416)
Proceeds from sale of assets held for sale	22,009	10,742
Insurance proceeds received	150	-
Acquisitions, net	(3,356)	(17,816)
Repayment of long-term notes receivable	-	237
Net proceeds from sale/leaseback	838	-
Net cash used for investing activities	(2,517)	(24,253)

Cash flows from financing activities:
Net payments under Revolving Loan Agreement	(693)	(233)
Long-term debt borrowings	45,936	11,000
Long-term debt repayments	(58,240)	(19,495)
Principal payments under capital lease obligation	(1,104)	-
Distribution of partnership equity	(147)	(327)
Net proceeds from the issuance of common stock	121,741	38,428
Net proceeds from the issuance of common stock from the exercise of employee stock options	499	-
Net cash provided by financing activities	107,992	29,373

Net increase (decrease) in cash and cash equivalents	115,294	(3,193)
Cash and cash equivalents at beginning of period	16,641	19,834
Cash and cash equivalents at end of period	$131,935	$16,641

Supplemental Disclosures:
Non-cash investing and financing activities:
A capital lease obligation of $11,200 was converted in 2006 to an operating lease.
A capital lease obligation of $879 was incurred in 2006 when we entered into a lease for new equipment.
Capital lease obligations of $1,630 were incurred in 2006 when we entered into new equipment leases.
Cash and cash equivalents at December 31, 2006 includes $101.9 million in remaining proceeds received from the equity offering in December 2006.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2006	December 31, 2005
	(unaudited)	(unaudited)

Total net revenues	$268,304	$216,539

Net income	$20,453	$11,666

Income from continuing operations	10,618	2,665

Income tax benefit	(2,550)	(12)

Loss (gain) on sale of assets, net	17	(494)

Restructuring costs, net	-	10

Net segment income	$8,085	$2,169

Interest, net	4,364	3,321

Depreciation and amortization	3,256	2,649

EBITDA	$15,705	$8,139

Facility rent expense	14,435	10,755

EBITDAR	$30,140	$18,894

Operating administrative costs	6,978	6,435
General and administrative expenses	13,503	13,679
Total operating and general and admin expenses	20,481	20,114

EBITDAM	$36,186	$28,253
EBITDARM	$50,621	$39,008

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, loss on asset impairment, restructuring costs, net, loss on contract termination, interest, net, depreciation and amortization. EBITDAM is defined as EBITDA before operating and general and administrative expenses. EBITDAR is defined as EBITDA before facility rent expense. EBITDARM is defined as EBITDAR before operating and general and administrative expenses. EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole. EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles. As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

Total net revenues	$1,045,637	$765,782

Net income	$29,588	$24,761

Income (loss) from continuing operations	17,158	(1,975)

Income tax expense (benefit)	803	(786)

Loss on sale of assets, net	172	383

Loss on asset impairment	-	361

Loss on contract termination	975	-

Restructuring costs, net	-	122

Net segment income (loss)	$19,108	$(1,895)

Interest, net	18,506	11,837

Depreciation and amortization	14,866	8,389

EBITDA	$52,480	$18,331

Facility rent expense	54,192	38,130

EBITDAR	$106,672	$56,461

Operating administrative costs	27,986	23,552
General and administrative expenses	49,856	47,195
Total operating and general and admin expenses	77,842	70,747

EBITDAM	$130,322	$89,078
EBITDARM	$184,514	$127,208

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended December 31, 2006
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$226,208	$20,263	$21,819	$14	$-	$268,304
Affiliated revenue	-	9,940	246	-	(10,186)	-
Total revenue	226,208	30,203	22,065	14	(10,186)	268,304

Net segment income (loss)	$19,331	$1,504	$2,451	$(15,201)	$-	$8,085

Interest, net	3,186	(1)	45	1,134	-	4,364

Depreciation and amortization	2,431	95	185	545	-	3,256

EBITDA	$24,948	$1,598	$2,681	$(13,522)	$-	$15,705

Facility rent expense	14,181	53	201	-	-	14,435

EBITDAR	$39,129	$1,651	$2,882	$(13,522)	$-	$30,140

Operating and general and administrative expenses	4,992	1,661	325	13,503	-	20,481

EBITDAM	$29,940	$3,259	$3,006	$(19)	$-	$36,186
EBITDARM	$44,121	$3,312	$3,207	$(19)	$-	$50,621

EBITDA margin	11.0%	5.3%	12.2%			5.9%

EBITDAM margin	13.2%	10.8%	13.6%			13.5%

EBITDAR margin	17.3%	5.5%	13.1%			11.2%

EBITDARM margin	19.5%	11.0%	14.5%			18.9%

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended December 31, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$175,193	$20,181	$20,523	$642	$-	$216,539
Affiliated revenue	-	9,461	98	-	(9,559)	-
Total revenue	175,193	29,642	20,621	642	(9,559)	216,539

Net segment income (loss)	$14,546	$1,067	$950	$(14,394)	$-	$2,169

Interest, net	2,344	(3)	39	941	-	3,321

Depreciation and amortization	2,149	69	146	285	-	2,649

EBITDA	$19,039	$1,133	$1,135	$(13,168)	$-	$8,139

Facility rent expense	10,436	83	236	-	-	10,755

EBITDAR	$29,475	$1,216	$1,371	$(13,168)	$-	$18,894

Operating and general and administrative expenses	3,638	1,744	1,053	13,679	-	20,114

EBITDAM	$22,677	$2,877	$2,188	$511	$-	$28,253
EBITDARM	$33,113	$2,960	$2,424	$511	$-	$39,008

EBITDA margin	10.9%	3.8%	5.5%			3.8%

EBITDAM margin	12.9%	9.7%	10.6%			13.0%

EBITDAR margin	16.8%	4.1%	6.6%			8.7%

EBITDARM margin	18.9%	10.0%	11.8%			18.0%

9 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2006

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$879,112	$80,623	$85,866	$36	$-	$1,045,637
Affiliated revenue	-	38,663	998	-	(39,661)	-
Total revenue	879,112	119,286	86,864	36	(39,661)	1,045,637

Net segment income (loss)	$65,996	$3,038	$6,981	$(56,907)	$-	$19,108

Interest, net	$13,418	(11)	158	4,941	-	18,506

Depreciation and amortization	11,893	365	749	1,859	-	14,866

EBITDA	$91,307	$3,392	$7,888	$(50,107)	$-	$52,480

Facility rent expense	53,160	219	813	-	-	54,192

EBITDAR	$144,467	$3,611	$8,701	$(50,107)	$-	$106,672

Operating and general and administrative expenses	18,764	6,696	2,526	49,856	-	77,842

EBITDAM	$110,071	$10,088	$10,414	$(251)	$-	$130,322
EBITDARM	$163,231	$10,307	$11,227	$(251)	$-	$184,514

EBITDA margin	10.4%	2.8%	9.1%			5.0%

EBITDAM margin	12.5%	8.5%	12.0%			12.5%

EBITDAR margin	16.4%	3.0%	10.0%			10.2%

EBITDARM margin	18.6%	8.6%	12.9%			17.6%

10 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2005

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$614,913	$79,674	$70,534	$661	$-	$765,782
Affiliated revenue	-	36,952	613	-	(37,565)	-
Total revenue	614,913	116,626	71,147	661	(37,565)	765,782

Net segment income (loss)	$41,355	$4,185	$4,907	$(52,342)	$-	$(1,895)

Interest, net	7,344	(17)	49	4,461	-	11,837

Depreciation and amortization	6,813	234	376	966	-	8,389

EBITDA	$55,512	$4,402	$5,332	$(46,915)	$-	$18,331

Facility rent expense	37,056	336	738	-	-	38,130

EBITDAR	$92,568	$4,738	$6,070	$(46,915)	$-	$56,461

Operating and general and administrative expenses	13,453	7,351	2,748	47,195	-	70,747

EBITDAM	$68,965	$11,753	$8,080	$280	$-	$89,078
EBITDARM	$106,021	$12,089	$8,818	$280	$-	$127,208

EBITDA margin	9.0%	3.8%	7.5%			2.4%

EBITDAM margin	11.2%	10.1%	11.4%			11.6%

EBITDAR margin	15.1%	4.1%	8.5%			7.4%

EBITDARM margin	17.2%	10.4%	12.4%			16.6%

11 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended December 31, 2006
(unaudited)

	Inpatient Services w/o Peak	Inpatient Services w/o Peak - Overhead	Inpatient Services before Clipper & Peak	Clipper (1)	Inpatient Services before Peak	Peak	Total Inpatient Services

Non affiliated revenues	$158,025	$-	$158,025	$-	$158,025	$68,183	$226,208

Net segment income (loss)	$18,441	$(4,006)	$14,435	$(558)	$13,877	$5,454	19,331

Interest, net	696	-	696	1,064	1,760	1,426	3,186

Depreciation and amortization	1,605	-	1,605	375	1,980	451	2,431

EBITDA	$20,742	$(4,006)	$16,736	$881	$17,617	$7,331	$24,948

Facility rent expense	10,207	-	10,207	(884)	9,323	4,858	14,181

EBITDAR	$30,949	$(4,006)	$26,943	$(3)	$26,940	$12,189	$39,129

EBITDA margin	13.1%		10.6%		11.1%	10.8%	11.0%

EBITDAR margin	19.6%		17.0%		17.0%	17.9%	17.3%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating Clipper on July 1, 2004.

12 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended December 31, 2005
(unaudited)

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper (1)	Inpatient Services before Peak	Peak	Total Inpatient Services

Non affiliated revenues	$154,701	$-	$154,701	$-	$154,701	$20,492	$175,193

Net segment income (loss)	$19,116	$(3,707)	$15,409	$(354)	$15,055	$(509)	$14,546

Interest, net	765	(17)	748	956	1,704	640	2,344

Depreciation and amortization	1,446	-	1,446	268	1,714	435	2,149

EBITDA	$21,327	$(3,724)	$17,603	$870	$18,473	$566	$19,039

Facility rent expense	9,927	-	9,927	(876)	9,051	1,385	$10,436

EBITDAR	$31,254	$(3,724)	$27,530	$(6)	$27,524	$1,951	$29,475

EBITDA margin	13.8%		11.4%		11.9%	2.8%	10.9%

EBITDAR margin	20.2%		17.8%		17.8%	9.5%	16.8%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating Clipper on July 1, 2004.

13 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Year Ended December 31, 2006

	Inpatient Services w/o Peak	Inpatient Services w/o Peak - Overhead	Inpatient Services before Clipper & Peak	Clipper (1)	Inpatient Services before Peak	Peak	Total Inpatient Services

Total revenues	$620,475	$-	$620,475	$-	$620,475	$258,637	$879,112

Net segment income (loss)	$64,668	$(15,601)	$49,067	$(1,941)	$47,126	$18,870	$65,996

Interest, net	2,959	-	2,959	3,998	6,957	6,461	13,418

Depreciation and amortization	6,350	-	6,350	1,388	7,738	4,155	11,893

EBITDA	$73,977	$(15,601)	$58,376	$3,445	$61,821	$29,486	$91,307

Facility rent expense	40,329	-	40,329	(3,519)	36,810	16,350	53,160

EBITDAR	$114,306	$(15,601)	$98,705	$(74)	$98,631	$45,836	$144,467

EBITDA margin	11.9%		9.4%		10.0%	11.4%	10.4%

EBITDAR margin	18.4%		15.9%		15.9%	17.7%	16.4%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating Clipper on July 1, 2004.

14 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Year Ended December 31, 2005

	Inpatient Services	Inpatient Services - Overhead	Inpatient Services before Clipper	Clipper (1)	Inpatient Services before Peak	Peak	Total Inpatient Services

Total revenues	$594,421	$-	$594,421	$-	$594,421	$20,492	$614,913

Net segment income (loss)	$57,701	$(13,611)	$44,090	$(2,226)	$41,864	$(509)	$41,355

Interest, net	2,715	(17)	2,698	4,006	6,704	640	7,344

Depreciation and amortization	5,161	-	5,161	1,217	6,378	435	6,813

EBITDA	$65,577	$(13,628)	$51,949	$2,997	$54,946	$566	$55,512

Facility rent expense	39,184	-	39,184	(3,513)	35,671	1,385	$37,056

EBITDAR	$104,761	$(13,628)	$91,133	$(516)	$90,617	$1,951	$92,568

EBITDA margin	11.0%		8.7%		9.2%	2.8%	9.0%

EBITDAR margin	17.6%		15.3%		15.2%	9.5%	15.1%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating Clipper on July 1, 2004.

15 of 30

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the		For the
	Three Months Ended		Year Ended
	December 31,		December 31,
	2006	2005	2006	2005
Number of available beds:
Long Term Care	14,534	14,562	14,534	14,562
Hospitals	192	192	192	192

Number of facilities:
Long Term Care	138	145	138	145
Hospitals	3	3	3	3

Occupancy % (2005 is mtd only):
Long Term Care	88.0%	87.7%	87.8%	87.7%
Hospitals	53.9%	52.4%	54.8%	52.4%
Inpatient Services	87.5%	87.2%	87.4%	87.2%

Payor Mix % based on patient days - LTC:
Medicare	13.5%	13.1%	13.6%	13.2%
Medicaid	60.4%	62.2%	60.6%	62.6%
Private and other	23.2%	21.9%	22.9%	21.6%
Commercial Insurance & Veterans	2.9%	2.8%	2.9%	2.6%

Payor Mix % based on patient days - Hospitals:
Medicare	66.6%	72.2%	69.4%	71.4%
Medicaid	10.7%	11.6%	8.3%	10.0%
Private and other	0.3%	0.3%	0.1%	0.2%
Commercial Insurance & Veterans	22.4%	15.9%	22.2%	18.4%

Payor Mix % based on patient days - Inpatient Services:
Medicare	13.9%	13.7%	14.0%	13.9%
Medicaid	60.0%	61.7%	60.2%	62.0%
Private and other	23.0%	21.7%	22.7%	21.3%
Commercial Insurance & Veterans	3.1%	2.9%	3.1%	2.8%

Revenue Mix % of revenues - LTC:
Medicare	28.7%	27.2%	28.4%	27.2%
Medicaid	48.3%	51.0%	48.6%	50.3%
Private and other	18.6%	18.4%	18.8%	19.0%
Commercial Insurance & Veterans	4.4%	3.4%	4.2%	3.5%

Revenue Mix % of revenues - Hospitals:
Medicare	65.7%	74.4%	71.0%	74.3%
Medicaid	9.2%	10.0%	6.8%	8.5%
Private and other	0.8%	0.7%	0.6%	0.8%
Commercial Insurance & Veterans	24.3%	14.9%	21.6%	16.4%

Revenue Mix % of revenues - Inpatient Services:
Medicare	31.2%	30.4%	31.1%	30.9%
Medicaid	45.8%	48.1%	45.9%	47.1%
Private and other	17.7%	17.4%	18.0%	17.6%
Commercial Insurance & Veterans	5.3%	4.1%	5.0%	4.4%

Revenues PPD - LTC:
Medicare (Part A)	$358.76	$335.41	$344.45	$326.28
Medicaid	$145.36	$145.52	$142.95	$139.87
Private and other	$141.16	$145.87	$141.18	$147.55
Commercial Insurance & Veterans	$272.00	$219.64	$254.75	$235.32

16 of 30

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

For the		For the
Three Months Ended		Year Ended
December 31,		December 31,
2006	2005	2006	2005

Revenues PPD - Hospitals:
Medicare (Part A)	$1,115.15	$1,095.49	$1,171.44	$1,063.24
Medicaid	$957.84	$890.87	$916.85	$839.07
Private and other	$1,264.33	$1,401.67	$1,374.54	$1,546.98
Commercial Insurance & Veterans	$1,264.69	$1,021.14	$1,152.24	$944.22

Revenues PPD - Inpatient Services:
Medicare (Part A)	$397.88	$378.53	$385.27	$373.16
Medicaid	$146.53	$147.02	$143.81	$141.28
Private and other	$141.26	$146.03	$141.26	$147.71
Commercial Insurance & Veterans	$330.56	$267.41	$307.78	$292.95

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$70,640	$53,325	$273,790	$189,842
Medicaid	103,496	84,226	403,770	289,390
Private and other	52,072	37,642	201,552	135,681
Subtotal	226,208	175,193	879,112	614,913

Rehabilitation Therapy Services	20,263	20,181	80,623	79,674
Medical Staffing Services	21,819	20,523	85,866	70,534
Subtotal	42,082	40,704	166,489	150,208

Other - non-core businesses	14	642	36	661
Total	$268,304	$216,539	$1,045,637	$765,782

Rehab contracts:
Affiliated - continuing	87	92	87	92
Non-affiliated	295	332	295	332

DSO (Days Sales Outstanding):
Inpatient Services - LTC	37	44	37	44
Inpatient Services - Hospitals	67	54	67	54
Rehabilitation Therapy Services	92	98	92	98
Medical Staffing Services	54	60	54	60

17 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)
		PRO FORMA
	AS REPORTED	WITH PEAK
	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2006	December 31, 2005
	(unaudited)	(unaudited)

Total net revenues	$268,304	$257,758
Costs and expenses:
Operating salaries and benefits	155,030	148,975
Self-insurance for workers' compensation and general and professional liability insurance	2,783	3,611
Operating administrative costs	6,978	7,589
Other operating costs	54,661	56,378
Facility rent expense	14,435	12,554
General and administrative expenses	13,503	14,022
Depreciation	1,735	1,988
Amortization	1,521	1,433
Provision for losses on accounts receivable	5,209	2,563
Interest, net	4,364	4,795
Loss (gain) on sale of assets, net	17	(493)
Restructuring costs, net	-	9
Total costs and expenses	260,236	253,424

Income before income taxes and discontinued operations	8,068	4,334
Income tax benefit	(2,550)	(12)
Income from continuing operations	10,618	4,346

Discontinued operations:
Income from discontinued operations, net of related tax benefit of $1,627 for the three months ended December 31, 2006	2,256	8,985
Gain (loss) on disposal of discontinued operations, net of related tax expense of $919 for the three months ended December 31, 2006	7,579	(705)
Income from discontinued operations, net	9,835	8,280

Net income	$20,453	$12,626

Basic income per common and common equivalent share:
Income from continuing operations	$0.32	$0.18
Income from discontinued operations, net	0.30	0.33
Net income	$0.62	$0.51

Diluted income per common and common equivalent share:
Income from continuing operations	$0.32	$0.18
Income from discontinued operations, net	0.30	0.33
Net income	$0.62	$0.51

Weighted average number of common and common equivalent shares outstanding:
Basic	32,750	24,611
Diluted	33,069	24,753

18 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)
		PRO FORMA
	AS REPORTED	WITH PEAK
	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

Total net revenues	$1,045,637	$991,220
Costs and expenses:
Operating salaries and benefits	598,516	567,644
Self-insurance for workers' compensation and general and professional liability insurance	32,694	36,395
Operating administrative costs	27,986	29,632
Other operating costs	218,789	212,400
Facility rent expense	54,192	51,082
General and administrative expenses	49,856	49,834
Depreciation	8,705	7,531
Amortization	6,161	4,914
Provision for losses on accounts receivable	11,124	5,511
Interest, net	18,506	19,764
Loss on extinguishment of debt, net	-	408
Loss on sale of assets, net	172	384
Loss on asset impairment	-	361
Restructuring costs, net	-	121
Loss on contract termination	975	-
Total costs and expenses	1,027,676	985,981

Income before income taxes and discontinued operations	17,961	5,239
Income tax expense (benefit)	803	(779)
Income from continuing operations	17,158	6,018

Discontinued operations:
Income from discontinued operations	5,226	16,949
Gain on disposal of discontinued operations, net of related tax expense of $785 for the year ended December 31, 2006	7,204	8,889
Income from discontinued operations, net	12,430	25,838

Net income	$29,588	$31,856

Basic income per common and common equivalent share:
Income from continuing operations	$0.54	$0.25
Income from discontinued operations, net	0.40	1.06
Net income	$0.94	$1.31

Diluted income per common and common equivalent share:
Income from continuing operations	$0.54	$0.25
Income from discontinued operations, net	0.39	1.06
Net income	$0.93	$1.31

Weighted average number of common and common equivalent shares outstanding:
Basic	31,638	24,316
Diluted	31,788	24,386

19 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
		PRO FORMA
	AS REPORTED	WITH PEAK
	For the	For the
	Three Months Ended	Three Months Ended
	December 31, 2006	December 31, 2005
	(unaudited)	(unaudited)

Total net revenues	$268,304	$257,758

Net income	$20,453	$12,626

Income from continuing operations	10,618	4,346

Income tax benefit	(2,550)	(12)

Loss (gain) on sale of assets, net	17	(493)

Restructuring costs, net	-	9

Net segment income	$8,085	$3,850

Interest, net	4,364	4,795

Depreciation and amortization	3,256	3,421

EBITDA	$15,705	$12,066

Facility rent expense	14,435	12,554

EBITDAR	$30,140	$24,620

Operating administrative costs	6,978	7,589
General and administrative expenses	13,503	14,022
Total operating and general and admin expenses	20,481	21,611

EBITDAM	$36,186	$33,677
EBITDARM	$50,621	$46,231

See definitions of EBITDA, EBITDAR, EBITDAM and EBITDARM on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three months ended December 31.

Pro Forma amounts were derived using our historical results as reported combined with Peak historical results of operations for the three and twelve months ended December 31, 2005. Such amounts were reclassified to conform to our historical presentation. Purchase accounting and related adjustments were not considered in this Pro Forma presentation.

20 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
		PRO FORMA
	AS REPORTED	WITH PEAK
	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

Total net revenues	$1,045,637	$991,220

Net income	$29,588	$31,856

Income from continuing operations	17,158	6,018

Income tax expense (benefit)	803	(779)

Loss on sale of assets, net	172	384

Loss on asset impairment	-	361

Restructuring costs, net	-	121

Loss on contract termination	975	-

Net segment income	$19,108	$6,105

Interest, net	18,506	19,764

Depreciation and amortization	14,866	12,445

EBITDA	$52,480	$38,314

Facility rent expense	54,192	51,082

EBITDAR	$106,672	$89,396

Operating administrative costs	27,986	29,632
General and administrative expenses	49,856	49,834
Total operating and general and admin expenses	77,842	79,466

EBITDAM	$130,322	$117,780
EBITDARM	$184,514	$168,862

21 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended December 31, 2005
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$216,612	$20,181	$20,523	$442	$-	$257,758
Affiliated revenue	-	9,461	98	-	(9,559)	-
Total revenue	216,612	29,642	20,621	442	(9,559)	257,758

Net segment income (loss)	$17,452	$1,067	$950	$(15,619)	$-	$3,850

Interest, net	3,606	(3)	39	1,153	-	4,795

Depreciation and amortization	2,902	69	146	304	-	3,421

EBITDA	$23,960	$1,133	$1,135	$(14,162)	$-	$12,066

Facility rent expense	12,235	83	236	-	-	12,554

EBITDAR	$36,195	$1,216	$1,371	$(14,162)	$-	$24,620

Operating and general and administrative expenses	4,366	1,744	1,053	14,448	-	21,611

EBITDAM	$28,326	$2,877	$2,188	$286	$-	$33,677
EBITDARM	$40,561	$2,960	$2,424	$286	$-	$46,231

EBITDA margin	11.1%	3.8%	5.5%			4.7%

EBITDAM margin	13.1%	9.7%	10.6%			13.1%

EBITDAR margin	16.7%	4.1%	6.6%			9.6%

EBITDARM margin	18.7%	10.0%	11.8%			17.9%

22 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Year Ended December 31, 2005

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$840,547	$79,674	$70,534	$465	$-	$991,220
Affiliated revenue	-	36,952	613	-	(37,565)	-
Total revenue	840,547	116,626	71,147	465	(37,565)	991,220

Net segment income (loss)	$53,944	$4,185	$4,907	$(56,931)	$-	$6,105

Interest, net	14,195	(17)	49	5,537	-	19,764

Depreciation and amortization	10,759	234	376	1,076	-	12,445

EBITDA	$78,898	$4,402	$5,332	$(50,318)	$-	$38,314

Facility rent expense	50,008	336	738	-	-	51,082

EBITDAR	$128,906	$4,738	$6,070	$(50,318)	$-	$89,396

Operating and general and administrative expenses	19,109	7,351	2,748	50,258	-	79,466

EBITDAM	$98,007	$11,753	$8,080	$(60)	$-	$117,780
EBITDARM	$148,015	$12,089	$8,818	$(60)	$-	$168,862

EBITDA margin	9.4%	3.8%	7.5%			3.9%

EBITDAM margin	11.7%	10.1%	11.4%			11.9%

EBITDAR margin	15.3%	4.1%	8.5%			9.0%

EBITDARM margin	17.6%	10.4%	12.4%			17.0%

23 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Three Months Ended December 31, 2005
(unaudited)

	Inpatient Services w/o Peak	Inpatient Services w/o Peak - Overhead	Inpatient Services before Clipper & Peak	Clipper (1)	Inpatient Services before Peak	Peak	Total Inpatient Services

Non affiliated revenues	$154,700	$-	$154,700	$-	$154,700	$61,912	$216,612

Net segment income (loss)	$19,116	$(3,707)	$15,409	$(354)	$15,055	$2,397	$17,452

Interest, net	766	(17)	749	956	1,705	1,901	3,606

Depreciation and amortization	1,446	-	1,446	268	1,714	1,188	2,902

EBITDA	$21,328	$(3,724)	$17,604	$870	$18,474	$5,486	$23,960

Facility rent expense	9,927	-	9,927	(876)	9,051	3,184	$12,235

EBITDAR	$31,255	$(3,724)	$27,531	$(6)	$27,525	$8,670	$36,195

EBITDA margin	13.8%		11.4%		11.9%	8.9%	11.1%

EBITDAR margin	20.2%		17.8%		17.8%	14.0%	16.7%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating Clipper on July 1, 2004.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

PRO FORMA WITH PEAK
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA AND EBITDAR
INPATIENT SERVICES ONLY
($ in thousands)

For the Year Ended December 31, 2005

	Inpatient Services w/o Peak	Inpatient Services w/o Peak - Overhead	Inpatient Services before Clipper & Peak	Clipper (1)	Inpatient Services before Peak	Peak	Total Inpatient Services

Non affiliated revenues	$594,422	$-	$594,422	$-	$594,422	$246,125	$840,547

Net segment income (loss)	$57,701	$(13,611)	$44,090	$(2,226)	$41,864	$12,080	53,944

Interest, net	2,715	(17)	2,698	4,006	6,704	7,491	14,195

Depreciation and amortization	5,160	-	5,160	1,217	6,377	4,382	10,759

EBITDA	$65,576	$(13,628)	$51,948	$2,997	$54,945	$23,953	$78,898

Facility rent expense	39,184	-	39,184	(3,513)	35,671	14,337	$50,008

EBITDAR	$104,760	$(13,628)	$91,132	$(516)	$90,616	$38,290	$128,906

EBITDA margin	11.0%		8.7%		9.2%	9.7%	9.4%

EBITDAR margin	17.6%		15.3%		15.2%	15.6%	15.3%

(1)
Clipper represents our interest of less than 12 percent in nine entities that are consolidated pursuant to the Financial Accounting Standards Board's revised Interpretation No. 46 Consolidation of Variable Interest Entities. Sun began consolidating Clipper on July 1, 2004.

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Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the		For the
	Three Months Ended		Year Ended
	December 31,		December 31,
	AS REPORTED	PRO FORMA WITH PEAK	AS REPORTED	PRO FORMA WITH PEAK
	2006	2005	2006	2005
Number of available beds:
Long Term Care	14,534	14,562	14,534	14,562
Hospitals	192	192	192	192

Number of facilities:
Long Term Care	138	145	138	145
Hospitals	3	3	3	3

Occupancy %:
Long Term Care	88.0%	87.7%	87.8%	87.7%
Hospitals	53.9%	57.4%	54.8%	58.7%
Inpatient Services	87.5%	87.3%	87.4%	87.4%

Payor Mix % based on patient days - LTC:
Medicare	13.5%	12.8%	13.6%	12.9%
Medicaid	60.4%	61.2%	60.6%	61.3%
Private and other	23.2%	22.8%	22.9%	22.6%
Commercial Insurance & Veterans	2.9%	3.2%	2.9%	3.2%

Payor Mix % based on patient days - Hospitals:
Medicare	66.6%	72.2%	69.4%	71.4%
Medicaid	10.7%	11.6%	8.3%	10.0%
Private and other	0.3%	0.3%	0.1%	0.2%
Commercial Insurance & Veterans	22.4%	15.9%	22.2%	18.4%

Payor Mix % based on patient days - Inpatient Services:
Medicare	13.9%	13.3%	14.0%	13.4%
Medicaid	60.0%	60.8%	60.2%	60.9%
Private and other	23.0%	22.6%	22.7%	22.4%
Commercial Insurance & Veterans	3.1%	3.3%	3.1%	3.3%

Revenue Mix % of revenues - LTC:
Medicare	28.7%	27.0%	28.4%	27.2%
Medicaid	48.3%	50.1%	48.6%	49.4%
Private and other	18.6%	19.3%	18.8%	19.6%
Commercial Insurance & Veterans	4.4%	3.6%	4.2%	3.8%

Revenue Mix % of revenues - Hospitals:
Medicare	65.7%	74.4%	71.0%	74.3%
Medicaid	9.2%	10.0%	6.8%	8.5%
Private and other	0.8%	0.7%	0.6%	0.8%
Commercial Insurance & Veterans	24.3%	14.9%	21.6%	16.4%

Revenue Mix % of revenues - Inpatient Services:
Medicare	31.2%	30.0%	31.1%	30.3%
Medicaid	45.8%	47.8%	45.9%	47.0%
Private and other	17.7%	18.0%	18.0%	18.3%
Commercial Insurance & Veterans	5.3%	4.2%	5.0%	4.4%

Revenues PPD - LTC:
Medicare (Part A)	$358.76	$335.57	$344.45	$326.98
Medicaid	$145.36	$143.32	$142.95	$137.75
Private and other	$141.16	$141.81	$141.18	$141.26
Commercial Insurance & Veterans	$272.00	$198.71	$254.75	$200.76

26 of 30

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

For the		For the
Three Months Ended		Year Ended
December 31,		December 31,
AS REPORTED	PRO FORMA WITH PEAK	AS REPORTED	PRO FORMA WITH PEAK
2006	2005	2006	2005

Revenues PPD - Hospitals:
Medicare (Part A)	$1,115.15	$1,095.49	$1,171.44	$1,063.24
Medicaid	$957.84	$890.87	$916.85	$839.07
Private and other	$1,264.33	$1,401.67	$1,374.54	$1,546.98
Commercial Insurance & Veterans	$1,264.69	$1,021.14	$1,152.24	$944.22

Revenues PPD - Inpatient Services:
Medicare (Part A)	$397.88	$375.97	$385.27	$368.60
Medicaid	$146.53	$144.51	$143.81	$138.76
Private and other	$141.26	$138.59	$141.26	$138.81
Commercial Insurance & Veterans	$330.56	$232.88	$307.78	$236.88

Revenues - Non-affiliated (in thousands):
Inpatient Services:
Medicare	$70,640	$65,071	$273,790	$254,821
Medicaid	103,496	103,517	403,770	394,714
Private and other	52,072	48,024	201,552	191,012
Subtotal	226,208	216,612	879,112	840,547

Rehabilitation Therapy Services	20,263	20,181	80,623	79,674
Medical Staffing Services	21,819	20,523	85,866	70,534
Subtotal	42,082	40,704	166,489	150,208

Other - non-core businesses	14	442	36	465
Total	$268,304	$257,758	$1,045,637	$991,220

Rehab contracts:
Affiliated - continuing	87	92	87	92
Non-affiliated	295	332	295	332

DSO (Days Sales Outstanding):
Inpatient Services - LTC	37	36	37	36
Inpatient Services - Hospitals	67	54	67	54
Rehabilitation Therapy Services	92	98	92	98
Medical Staffing Services	54	60	54	60

27 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - QTD COMPARISON
(in thousands, except per share data)

	AS REPORTED - QTD 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income From Continuing Operations

As Reported QTD 2006	268,304	30,140	15,705	8,068	10,618
Percent of Revenue		11.2%	5.9%	3.0%	4.0%

Normalizing Adjustments:
Release of insurance reserves related to prior periods		(6,279)	(6,279)	(6,279)	(5,965)
Pre-acquisition adjustments for Peak		3,556	4,080	4,080	3,876

Adjusted As Reported QTD 2006	268,304	27,417	13,506	5,869	8,529
Percent of Revenue		10.2%	5.0%	2.2%	3.2%

Diluted EPS:
As Reported					$ 0.32
As Adjusted					$ 0.26

	PRO FORMA SUN & PEAK - QTD 2005
	Revenue	EBITDAR	EBITDA	Pre-tax	Income From Continuing Operations

As Reported - Pro Forma Sun & Peak QTD 2005	257,758	24,620	12,066	4,334	4,346
Percent of Revenue		9.6%	4.7%	1.7%	1.7%

Normalizing Adjustments:
Release of insurance reserves related to prior periods		(6,279)	(6,279)	(6,279)	(6,279)
Pre-acquisition adjustments for Peak		1,100	1,100	1,100	1,100

As Adjusted Pro Forma Sun & Peak QTD 2005	257,758	19,441	6,887	(845)	(833)
Percent of Revenue		7.5%	2.7%	-0.3%	-0.3%

Diluted EPS:
As Reported					$ 0.18
As Adjusted					$ (0.03)

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three months ended December 31.

Normalizing adjustments are transactions or adjustments not related to continuing operations including self-insurance reserve releases related to prior periods, adjustments to Peak's pre-acquisition balance sheet and other non-operating charges. Since normalizing adjustments are not measurements determined in accordance with U. S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

28 of 30

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YTD COMPARISON
(in thousands, except per share data)

	AS REPORTED - YTD 2006
	Revenue	EBITDAR	EBITDA	Pre-tax	Income From Continuing Operations	Net Income

As Reported YTD 2006	1,045,637	106,672	52,480	17,961	17,158	29,588
Percent of Revenue		10.2%	5.0%	1.7%	1.6%	2.8%

Normalizing Adjustments:
Release of insurance reserves related to prior periods		(11,649)	(11,649)	(11,649)	(11,067)	(16,815)
Pre-acquisition adjustments for Peak		2,779	2,779	2,779	2,640	2,640
Management contract termination fee		-	-	975	926	926
Other adjustments		185	185	185	176	176
Net gains on disc ops						(6,639)

Adjusted As Reported YTD 2006	1,045,637	97,987	43,795	10,251	9,833	9,876
Percent of Revenue		9.4%	4.2%	1.0%	0.9%	0.9%

Diluted EPS:
As Reported					$ 0.54	$ 0.93
As Adjusted					$ 0.31	$ 0.31

	PRO FORMA SUN & PEAK - YTD 2005
	Revenue	EBITDAR	EBITDA	Pre-tax	Income From Continuing Operations	Net Income

As Reported - Pro Forma Sun & Peak YTD 2005	991,220	89,396	38,314	5,239	6,018	31,856
Percent of Revenue		9.0%	3.9%	0.5%	0.6%	3.2%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(6,831)	(6,831)	(6,831)	(6,831)	(21,431)
Pre-acquisition adjustments for Peak	-	1,100	1,100	1,100	1,100	1,100
Management contract termination fee	-	-	-	-	-	-
Other adjustments	(300)	108	108	108	108	108
Net gains on disc ops	-	-	-	-	-	(7,700)

As Adjusted Pro Forma Sun & Peak YTD 2005	990,920	83,773	32,691	(384)	395	3,933
Percent of Revenue		8.5%	3.3%	0.0%	0.0%	0.4%

Diluted EPS:
As Reported					$ 0.25	$ 1.31
As Adjusted					$ 0.02	$ 0.16

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INPATIENT SERVICES

NORMALIZING ADJUSTMENTS - QTD COMPARISON
(in thousands)

	AS REPORTED - QTD 2006
	Revenue	EBITDAR	EBITDA	Net Segment Income

As Reported QTD 2006	226,208	39,129	24,948	19,331
Percent of Revenue		17.3%	11.0%	8.5%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(6,279)	(6,279)	(6,279)
Pre-acquisition adjustments for Peak	-	3,556	4,080	4,080

Adjusted As Reported QTD 2006	226,208	36,406	22,749	17,132
Percent of Revenue		16.1%	10.1%	7.6%

	PRO FORMA SUN & PEAK - QTD 2005
	Revenue	EBITDAR	EBITDA	Net Segment Income

As Reported - Pro Forma Sun & Peak QTD 2005	216,613	36,195	23,960	17,452
Percent of Revenue		16.7%	11.1%	8.1%

Normalizing Adjustments:
Release of insurance reserves related to prior periods		(6,279)	(6,279)	(6,279)
Pre-acquisition adjustments for Peak		1,100	1,100	1,100

As Adjusted Pro Forma Sun & Peak QTD 2005	216,613	31,016	18,781	12,273
Percent of Revenue		14.3%	8.7%	5.7%

30 of 30